                                                                   EXHIBIT 10.73

                               (UICI LETTERHEAD)


                                  July 24, 2003




To:      The Parties Listed on
         Schedule A Hereto

Re:      Equity Funding Commitment


Ladies and Gentlemen:

         Reference is made to that certain Waiver, dated as of July 24, 2003 (the "Waiver"), by and among Fleet National Bank, Bank One, National Association, MBIA Insurance Corporation, Bank of America, N.A, EFG-III, LP and Academic Management Services Corp. ("AMS"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Waiver.

         In consideration of the Waiving Parties entering into the Waiver with AMS and EFG-III, LP and executing the "Release Agreement" (attached hereto as Exhibit A), UICI hereby unconditionally agrees to contribute to the capital of AMS, (i) within five business days of the date of execution of the Waiver, an amount equal to $36,500,000, (ii) on July 24, 2003, an amount equal to $1,750,000, (iii) on August 15, 2003, an amount equal to $10,000,000, and (iv)
as required, amounts needed by AMS to pay out of pocket fees and expenses pursuant to C.(5) of the Waiver (the aggregate of the amounts set forth in clauses (i), (ii), (iii) and (iv) of this paragraph, the "UICI Contributed Amount").

         This Letter Agreement shall become effective upon receipt by UICI of counterparts to the Release Agreement attached as Exhibit A hereto in favor of UICI and the UICI/AMS Directors executed and delivered by the Waiving Parties and the receipt by AMS and EFG-III, LP of counterparts to the Waiver executed and delivered by the Waiving Parties.

The Parties Listed on Schedule A Hereto
July 24, 2003
Page 2


         THIS LETTER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS LETTER AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS LETTER AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

                                                Sincerely,

                                                UICI

                                                By: /s/ GREGORY T. MUTZ
                                                   -----------------------------
                                                   Name: Gregory T. Mutz
                                                   Title: Vice Chairman


Attachment

                                   Schedule A


Acknowledged and consented to by:

MBIA INSURANCE CORPORATION


By: /s/ ROBERT M. LUPOLI
   ----------------------------------
   Name:  Robert M. Lupoli
   Title: Director


FLEET NATIONAL BANK


By: /s/ DANIEL D. BUTLER
   ----------------------------------
   Name:  Daniel D. Butler
   Title: Authorized Officer


BANK OF AMERICA, N.A.


By: /s/ ELLIOTT LEMON
   ----------------------------------
   Name:  Elliott Lemon
   Title: Vice President


BANK ONE, NATIONAL ASSOCIATION,
  AS SUCCESSOR TO THE FIRST
  NATIONAL BANK OF CHICAGO, not
  in its individual capacity but solely as Indenture Trustee and Eligible Lender
  Trustee


By: /s/ SANDRA WHALEN
   ----------------------------------
   Name:  Sandra Whalen
   Title: Vice President

                                                                  EXECUTION COPY


                                    EXHIBIT A

                                RELEASE AGREEMENT


                  Reference is made to that certain letter agreement, dated as of July 24, 2003 (the "Letter Agreement"), by and among UICI, Fleet National Bank, solely in the capacity as a Bank under the Liquidity Agreement, Bank One, National Association, as successor to The First National Bank of Chicago, solely in its capacity as Indenture Trustee and Eligible Lender Trustee and not in its individual capacity, MBIA Insurance Corporation and Bank of America, N.A., solely in its capacity as a Bank and as the Liquidity Agent under the Liquidity Agreement. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Letter Agreement. All references to the "Waiving Parties" herein shall refer only to such parties in the capacities identified above.

                  WHEREAS, UICI wishes (and the Waiving Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of UICI or the UICI/AMS Directors;

                  WHEREAS, the Waiving Parties wish (and UICI agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Waiving Parties;

                  Now therefore, the parties agree as follows:

                  1. Waiver in Favor of UICI Parties. Effective upon the contribution to AMS by UICI of the portion of the UICI Contributed Amount equal to $36,500,000 and the payment of $1,750,000 in fees to the Waiving Parties, the Waiving Parties, each on its own behalf and on behalf of each of its respective affiliates acting in the capacities identified above, successors and assigns, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby waives, releases and discharges UICI and its successors and assigns and all of its directors, officers, employees, attorneys and agents in such capacity (the "UICI Parties"), from any and all suits, obligations, claims, demands, actions or causes of action existing on or before the date hereof and arising out of or in any way relating to the Agreements (as defined in the Waiver), the transactions contemplated thereby, other AMS sponsored financing transactions and any documents, instruments, agreements with respect thereto, dealings or other matters connected with same, including, without limitation, all known and unknown matters, claims, transactions or things related to the Agreements. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof; provided, however, this release shall be of no force and effect (a) with respect to any suits, obligations, claims, demands, actions or causes of action referred to above that assert, and that are determined by a court of competent jurisdiction in a final non-appealable order to establish, fraud on the part of UICI and (b) in the event that the transfer of any portion of the UICI Contributed Amount is avoided for any reason (including as a fraudulent conveyance, preference or other fraudulent transfer) within 24 months of the date hereof to extent of the dollar value of the monies so avoided. This release becomes void ab initio if UICI fails to contribute the entire UICI Contributed Amount pursuant to the terms of the Letter Agreement. Notwithstanding the foregoing, nothing herein (i) impacts any and all indemnities provided by UICI to Bank One, N.A., as successor to The First National Bank of Chicago, as Indenture Trustee and/or Eligible Lender Trustee and (ii) prevents the Waiving Parties from participating as a creditor with respect to any monies recovered in an action pursued by a third-party and not by the Waiving Parties for fraudulent conveyance or similar avoidance actions.

                  2. Waiver in Favor of UICI/AMS Directors. Effective upon the contribution to AMS by UICI of the portion of the UICI Contributed Amount equal to $36,500,000 and the payment of $1,750,000 in fees to the Waiving Parties, the Waiving Parties, each on its own behalf and on behalf of each of its respective affiliates acting in the capacities identified above, successors and assigns, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby waives, releases and discharges any directors of UICI who are or were at any time directors of AMS (in their respective capacities as such, a "UICI/AMS Director") from any and all suits, obligations, claims, demands, actions or causes of action existing on or before the date hereof and arising out of or in any way relating to their service as a UICI/AMS Director, including, without limitation, all known and unknown matters, claims, transactions or things related to the Agreements, the transactions contemplated thereby, other AMS sponsored financing transactions, and any documents, instruments, agreements with respect thereto, and dealings or other matters connected with same. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof; provided, however, this release shall be of no force and effect (a) with respect to any suits, obligations, claims, demands, actions or causes of action referred to above that assert, and that are determined by a court of competent jurisdiction in a final non-appealable order to establish, fraud on the part of such UICI/AMS Director and (b) any claims, demands, actions or causes of action arising out of or in any way related to such UICI/AMS Director's capacity as an officer of AMS. This release becomes void ab initio if UICI fails to contribute the entire UICI Contributed Amount pursuant to the terms of the Letter Agreement.

                  3. Waiver by UICI and the AMS Parties. UICI, and the AMS Parties on their own behalf and on behalf of each of their respective affiliates acting in the capacities identified above, successors and assigns, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby waive, release and discharge the Waiving Parties and their respective successors and assigns and all of their respective directors, officers, employees, attorneys and agents from any and all suits, obligations, claims, demands, actions or causes of action existing on or before the date hereof and arising out of or in any way relating to the Agreements, the Waiver, this Release Agreement and any documents, instruments, agreements with respect thereto, dealings or other matters connected with the Agreements, the transactions contemplated thereby, other AMS sponsored financing transactions and any documents, instruments, agreements with respect thereto, dealings or other matters connected with same, including, without limitation, all known and unknown matters, claims, transactions or things related to the Agreements. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to, or on or after the date hereof; provided, however, that the foregoing release shall be of no force and effect with respect to any counterclaims of UICI and the AMS Parties against, or defenses of UICI and the AMS Parties to, any suits, obligations, claims, demands, actions or causes of action referred to above by any of the Waiving Parties or their respective directors, officers, employees, attorneys and agents; provided, further, that the aggregate amount of all damages awarded to UICI and/or the AMS Parties in respect of any counterclaims against any of the Waiving Parties shall, on a party-by-party basis, in no event exceed the aggregate amount of damages awarded to the Waiving Parties with respect to any claims, demands, actions or causes of action adjudicated by a court of competent jurisdiction in a final, nonappealable order in favor the Waiving Parties.

                  THIS RELEASE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS RELEASE AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS RELEASE AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

                  This Release Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Release Agreement has been duly executed and delivered as of the 24th day of July, 2003.


                                       MBIA INSURANCE CORPORATION


                                       By: /s/ ROBERT M. LUPOLI
                                          --------------------------------------
                                          Name:  Robert M. Lupoli
                                          Title: Director


                                       FLEET NATIONAL BANK


                                       By: /s/ DANIEL D. BUTLER
                                          --------------------------------------
                                          Name:  Daniel D. Butler
                                          Title: Authorized Officer


                                       BANK OF AMERICA, N.A.


                                       By: /s/ ELLIOTT LEMON
                                          --------------------------------------
                                          Name:  Elliott Lemon
                                          Title: Vice President


                                        BANK ONE, NATIONAL ASSOCIATION, AS
                                           SUCCESSOR TO THE FIRST NATIONAL BANK
                                           OF CHICAGO, not in its individual
                                           capacity but solely as Indenture
                                           Trustee and Eligible Lender Trustee


                                        By: /s/ SANDRA WHALEN
                                           -------------------------------------
                                           Name:  Sandra Whalen
                                           Title: Vice President

                                        UICI


                                        By: /s/ GREGORY T. MUTZ
                                           -------------------------------------
                                           Name:  Gregory T. Mutz
                                           Title: Vice Chairman


                                        ACADEMIC MANAGEMENT
                                         SERVICES CORP.


                                        By: /s/ GREGORY T. MUTZ
                                           -------------------------------------
                                           Name:  Gregory T. Mutz
                                           Title: Chairman

                                                                  EXECUTION COPY



                                 EFG-III WAIVER

                  Reference is made to (1) an Indenture, dated as of August 5, 1999, between EFG-III, LP ("EFG-III"), as Issuer, and Bank One, National Association ("Bank One") as successor to The First National Bank of Chicago, as Indenture Trustee and Eligible Lender Trustee, (2) a Master Servicing Agreement, dated as of August 5, 1999, among EFG-III, as Issuer, EFG Technologies, Inc., as Master Servicer, and Bank One as successor to The First National Bank of Chicago, as Eligible Lender Trustee and Indenture Trustee, (3) an Insurance Agreement dated as of August 5, 1999 by and among MBIA Insurance Corporation ("MBIA"), EFG-III LP, Academic Management Services Corp. as successor to Educational Finance Group, Inc., as Seller, EFG Technologies, Inc., as Master Servicer, EFG-II SPC-I, Inc., as General Partner, and Bank One as successor to the First National Bank of Chicago, as Indenture Trustee and as Eligible Lender Trustee, (4) a Purchase and Contribution Agreement dated as of August 5, 1999, among Bank One, as successor to the First National Bank of Chicago, as EFG Eligible Lender Trustee for the benefit of Academic Management Services Corp. as successor to Educational Finance Group, Inc, Bank One as successor to the First National Bank of Chicago, as Eligible Lender Trustee for the benefit of EFG-III, LP, Academic Management Services Corp. as successor to Educational Finance Group, Inc., as Seller, and EFG-III, LP and (5) a Liquidity Agreement dated as of August 5, 1999, among EFG Funding LLC, the Banks Listed Therein, and Bank of America, N.A., as Agent. Fleet National Bank, Bank One, MBIA and Bank of America, N.A. are referred to collectively as the "Waiving Parties". The agreements listed above are referred to collectively as the "Agreements". Academic Management Services Corp. ("AMS") and EFG-III are referred to collectively as the "AMS Parties". Defined terms used herein, and not defined herein, shall have the meanings ascribed to such terms in the Agreements.

                  A. Waiver. The Waiving Parties hereby waive all defaults, amortization events and events of default by the AMS Parties, EFG Technologies, Inc., EFG-II SPC-I, Inc. and EFG Funding LLC under the Agreements that have occurred and are continuing as of the date hereof until January 1, 2004 (such date, as the same may be extended as set forth herein, the "Expiration Date"); provided, however, that (i) this waiver shall automatically extend through and including March 31, 2004 if the outstanding amount of each of the commercial paper and the variable funding note as of December 31, 2003 is less than $200,000,000, shall further extend through and including June 30, 2004 if the outstanding amount of each of the commercial paper and the variable funding note as of March 31, 2004 is less than $100,000,000 and shall further extend through and including September 30, 2004 if the outstanding amount of each of the commercial paper and the variable funding note as of June 30, 2004 is less than $50,000,000; provided, further, that this waiver shall automatically expire by its own terms and without the delivery of any notice by any party hereto and be of no further force or effect upon the earlier of such Expiration Date, the occurrence of a Default under this Waiver or the failure of any of the following events to occur to the reasonable satisfaction of MBIA on or before the dates specified:

                  (1) the execution of a Bill of Sale dated July 24, 2003, by AMS in favor of EFG-III with respect to student loans and other qualified assets which are owned as the date hereof and identified on Schedule A hereto that comply with the requirements of the Indenture and are free and clear of any liens or encumbrances, in the outstanding principal amount of $189,934,067 (which amount is as of June 30, 2003), except for the Sallie Mae Export Loans which will be secured or held in custody by a custodial party under an arrangement that is reasonably satisfactory to both MBIA and AMS;

                  (2) the execution of a Bill of Sale dated July 24, 2003, by AMS in favor of EFG-III with respect to student loans that do not comply with the requirements of the Indenture which are owned as of the date hereof and identified on Schedule B hereto and are free and clear of any liens or encumbrances, in the outstanding principal amount of $34,467,000 (which amount is as of June 30, 2003);

                  (3) the completion within 5 business days of the delivery to Bank One, as trustee under the Indenture, on behalf of EFG-III $36,500,000 in any combination of either cash or qualified FFELP loans;

                  (4) on or before August 15, 2003, the delivery to Bank One, as Indenture Trustee under the Indenture, on behalf of EFG-III, any combination of cash or qualified FFELP loans aggregating to $10,000,000;

                  (5) the release by AMS and UICI on the date hereof of any and all liens and encumbrances with respect to all property referred to in clauses (1) and (2) above;

                  (6) on the date hereof, payment to the Waiving Parties of a fee in the aggregate amount of $1,750,000;

                  (7) (a) within twenty business days of the date hereof, delivery of original loan files relating to all property referred to in clauses (1) and (2) above (to the extent not already delivered) to the third-party servicers of such property, if any, provided that AMS may continue to service and hold the loan files for all uninsured student loans, and (b) within three business days of the date hereof, the filing of appropriate financing statements with respect to all loans transferred pursuant to this Waiver; and

                  (8) the reduction of the Bank Commitment on the date hereof to $445,000,000.

                  B. Default. The occurrence of any of the following shall constitute a "Default" under this Waiver:

                  (1) any increase in the aggregate principal amount of the variable funding note under the Indenture or any purchase funded under such note;

                  (2) any denial of access to such facilities, books and records during normal business hours as the Waiving Parties may reasonably request on 24 hours notice for audit and examinations relating to the Agreements; and

                  (3) the failure of AMS to reimburse the Waiving Parties their reasonable out of pocket fees and expenses, including professional fees and disbursements, with respect to this Waiver and the events set forth hereunder within thirty days of receipt of written demand with reasonable supporting documentation up to a maximum aggregate amount of $1,500,000.

                  C. Agreements of AMS. AMS hereby agrees to perform A.(l) through A.(8) above and agrees as follows:

                  (1) to reduce the Bank Commitment to $445,000,000 on the date hereof;

                  (2) to reduce the Bank Commitment from time to time after the date hereof up to but excluding the Termination Date so that at no time does the Bank Commitment exceed the sum of (i) the outstanding Commercial Paper at such time plus (ii) the principal amount of any outstanding Refunding Loans at such time;

                  (3) not to increase the aggregate principal amount of the variable funding note under the Indenture or to effect any purchase funded under such note;

                  (4) to provide access to each Waiving Party to such facilities, books and records during normal business hours as the Waiving Party may reasonably request on 24 hours notice for audit and examinations relating to the Agreements; and

                  (5) to reimburse the Waiving Parties their reasonable out of pocket fees and expenses, including professional fees and disbursements, incurred with respect to this Waiver and the events set forth hereunder within thirty days of receipt of written demand with reasonable supporting documentation up to a maximum aggregate amount of $1,500,000.

                  D. Agreement of the Waiving Parties. The Waiving Parties hereby agree that any increase in the principal amount or percentage concentration of student loans that are not Eligible Loans shall not result in an Amortization Event or Event of Default as long as such increase is not caused by the addition of new student loans that are not Eligible Loans, other than the additions contemplated by A.(2) above.

                  E. Agreements of AMS and the Waiving Parties. AMS and each of the Waiving Parties hereby agree as follows:

                  (1) the reviewing by a third party to be designated by MBIA of all reports required to be prepared by the AMS Parties under the Agreements with such review occurring within a reasonable and mutually agreeable time after the submission of such report; and

                  (2) to execute an agreement among the Waiving Parties and the AMS Parties providing for (i) the holding of the Sallie Mae Export Loans by AMS for the benefit of the Waiving Parties and (ii) the application of any and all proceeds from the Sallie Mae Export Loans (whether attributable to collections thereon, disposition thereof or otherwise) for the benefit of EFG-III and the Indenture Trustee.

                  No waiver by the Waiving Parties provided herein shall remain in effect after the expiration hereof as provided herein and the acceptance of the assignment described in (2) above shall not waive any requirements of the Agreements (including without limitation any requirement of AMS or any seller to repurchase loans) subsequent to such expiration. Upon the expiration of this Waiver, (i) the Waiving Parties shall retain all of the rights and remedies relating to the defaults and events of default (including, without limitation, in the case of MBIA only, the right to accelerate the variable funding note and pursue their rights and remedies under the Agreements and applicable law) and
(ii) all defaults and events of default shall be reinstated and shall be in full force and effect, unless otherwise cured. It is expressly agreed by the Waiving Parties that the AMS Parties, EFG Funding LLC, EFG Technologies, Inc. and EFG-II SPC-I, Inc. shall have the ability to cure any and all defaults, events of default, amortization events and master servicer defaults in existence as of the date hereof, regardless of whether the applicable cure period has expired.

                  Notwithstanding anything to the contrary herein, other than as set forth in paragraph D. above, EFG-III in its discretion, in accordance with
Section 2.04 of the Indenture, may remove, transfer, and/or substitute student loans.

                  Notwithstanding anything to the contrary herein, the Waiving Parties explicitly do not now waive, nor do they agree that they will waive in the future, any future default or event of default.

                  F. Grant of Security Interest. To the extent not otherwise granted in the Agreements (and with respect to AMS, to the extent the assignment of the student loans referenced in clauses A.(l) and A.(2) of this Waiver were to be held not to constitute a sale), each AMS Party hereby grants to Bank One as Indenture Trustee a security interest in and to, and a first lien upon, all property in clauses A.(l) through A.(4) of this Waiver and any and all proceeds of such property to secure all obligations of each applicable AMS Party under each Agreement.

                  G. Reduction in Amount of Commercial Paper and Variable Funding Note. Each of the AMS Parties hereby agree to cause each of the outstanding amount of commercial paper and the outstanding principal amount of the variable funding note to be reduced to (i) $200,000,000 by December 31, 2003, (ii) $100,000,000 by March 31, 2004 and (iii) $50,000,000 by June 30,
2004. If the AMS Parties shall default on their obligation under clauses (i),
(ii) or

(iii) in the immediately preceding sentence, and such default shall be continuing for thirty (30) days thereafter, the Waiving Parties and the AMS Parties agree that an "Event of Default" under the Indenture and an "Event of Default" under the Liquidity Agreement shall be deemed to have occurred.

                  H. Modification and Waiver. This Waiver may not be altered, amended, or rescinded, nor may any of its provisions be waived, except by an instrument in writing signed by all parties hereto or, in the case of an asserted waiver, by the party against whom the waiver is sought to be enforced.

                  This Waiver may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.



                            [signature pages follow]

         THIS WAIVER AND RELEASE has been duly executed by the undersigned as of the 24th day of July, 2003.


                                        MBIA INSURANCE CORPORATION


                                        By: /s/ CHRISTOPHER W. TILLEY
                                           -------------------------------------
                                           Name:  Christopher W. Tilley
                                           Title: Managing Director


                                        FLEET NATIONAL BANK


                                        By: /s/ DANIEL D. BUTLER
                                           -------------------------------------
                                           Name:  Daniel D. Butler
                                           Title: Authorized Officer


                                        BANK OF AMERICA, N.A.


                                        By: /s/ ELLIOTT LEMON
                                           -------------------------------------
                                           Name:  Elliott Lemon
                                           Title: Vice President


                                        BANK ONE, NATIONAL ASSOCIATION, as
                                           successor to The First National Bank
                                           of Chicago, not in its individual
                                           capacity but solely as Indenture
                                           Trustee and Eligible Lender Trustee


                                        By: /s/ SANDRA WHALEN
                                           -------------------------------------
                                           Name:  Sandra Whalen
                                           Title: Vice President


                                        EFG-III, LP

                                        By: EFG-II SPC-I, Inc., its General
                                            Partner


                                            By: /s/ JOHN M. GOMES
                                               ---------------------------------
                                               Name:  John M. Gomes
                                               Title: President

                                    ACADEMIC MANAGEMENT SERVICES CORP.


                                    By: /s/ GREGORY T. MUTZ
                                       -----------------------------------------
                                       Name:  Gregory T. Mutz
                                       Title: Chairman of Board


                                    EFG Funding LLC

                                    By: EFG-III, LP, its Sole Member

                                        By: EFG-II SPC-I, Inc., its General
                                            Partner


                                            By: /s/ JOHN M. GOMES
                                               ---------------------------------
                                               Name:  John M. Gomes
                                               Title: President